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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 7, 2026
Date of Report (Date of earliest event reported)
TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 7, 2026 Telos Corporation (the “Company”) held the annual meeting of its stockholders. As described under Item 5.07 below, at the annual meeting, the Company’s stockholders approved Amendment No. 2 (the “Amendment”) to the Amended and Restated 2016 Omnibus Long-Term Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by five million three hundred eighty thousand (5,380,000) shares.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting, four matters were submitted to the holders of the Company’s Common Stock for their approval, which are described in detail in the Proxy Statement. The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:
1.The holders of the Company’s Common Stock elected seven directors to serve until the 2027 Annual Meeting of Stockholders or until their successors are elected and qualified. Each of the nominees received the affirmative vote of a plurality of the votes cast at the meeting. The final results of voting regarding the election of directors were as follows:

	FOR	WITHHELD
John B. Wood	52,539,125	2,331,230
David Borland	44,173,074	10,697,281
Maj. John W. Maluda	52,575,053	2,295,302
Bonnie Carroll	52,039,845	2,830,510
Derrick D. Dockery	52,097,048	2,773,307
Brad Jacobs	52,904,799	1,965,556
Fredrick D. Schaufeld	53,230,554	1,639,801
2.The holders of the Company’s Common Stock voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The ratification received the affirmative vote of a majority of the votes cast at the meeting. The final results of voting regarding this proposal were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total shares voted	62,451,887	121,460	16,880	—
3.The holders of the Company’s Common Stock voted to ratify Amendment No. 2 to the Amended and Restated 2016 Omnibus Long-Term Incentive Plan, substantially in the form as provided in Exhibit A to the Proxy Statement. The final results of the voting regarding this proposal were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total shares voted	49,009,338	5,837,559	23,418	7,719,872
4.The holders of the Company’s Common Stock approved the proposed Board resolution, on an advisory basis, concerning the compensation of the named executive officers as disclosed in the Proxy Statement. The say-on-pay advisory resolution received the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the annual meeting. The final results of voting regarding this proposal were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total shares voted	53,192,697	1,649,451	28,207	7,719,872
Item 9.01.    Financial Statements and Exhibits.

10.1	Telos Corporation Amendment No. 2 to the Amended and Restated 2016 Omnibus Long-Term Incentive Plan.
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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

By:	/s/ E. Hutchinson Robbins, Jr.
E. Hutchinson Robbins, Jr.
Executive Vice President, General Counsel
Date: May 7, 2026
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